                                                                      Exhibit 24

                                POWER OF ATTORNEY
            FOR EXECUTING FORM ID, FORMS 3, FORMS 4 AND FORMS 5,
                       FORM 144 AND SCHEDULE 13D AND 13G

The undersigned hereby constitutes and appoints Robert E. Rasmus, James M.
Whipkey, Mark C. Skolos, Lande A. Spottswood, Shamus M. Crosby and Scott D.
Rubinsky, with full power of substitution, as the undersigned's true and lawful attorney-in-fact to:

     (1)  Execute  for and on behalf  of the  undersigned  a Form ID  (including amendments  thereto),  or any other forms prescribed by the Securities and  Exchange  Commission,  that may be  necessary to obtain codes and passwords enabling the undersigned to make electronic filings with the
          Securities and Exchange  Commission of the forms  referenced in clause
          (2) below;

     (2)  Execute  for and on behalf of the  undersigned  (a) any Form 3, Form 4 and Form 5 (including  amendments  thereto) in accordance with Section
          16(a)  of  the  Securities  Exchange  Act of  1934,  as  amended  (the
          "Exchange  Act"),  (b) Form 144 and (c)  Schedule 13D and Schedule 13G
          (including  amendments  thereto) in accordance with Sections 13(d) and
          13(g)  of the  Exchange  Act,  but  only to the  extent  each  form or
          schedule  relates  to  the  undersigned's   beneficial   ownership  of
          securities of Hi-Crush Partners LP or any of its subsidiaries;

     (3)  Do and perform  any and all acts for and on behalf of the  undersigned that may be  necessary  or  desirable to complete and execute any Form
          ID, Form 3, Form 4, Form 5, Form 144,  Schedule  13D or  Schedule  13G
          (including  amendments thereto) and timely file the forms or schedules with the Securities and Exchange  Commission and any stock exchange or quotation system,  self-regulatory association or any other authority, and provide a copy as required by law or  advisable to such persons as the attorney-in-fact deems appropriate; and

     (4)  Take any other action in connection  with the  foregoing  that, in the opinion of the  attorney-in-fact,  may be of  benefit  to, in the best
          interest  of  or  legally  required  of  the  undersigned,   it  being
          understood  that the  documents  executed by the  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in the  form  and  shall  contain  the  terms  and  conditions  as the attorney-in-fact may approve in the attorney-in-fact's discretion.

The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform all and every act requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers granted herein. The undersigned acknowledges that the attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming (nor is Hi-Crush Partners LP assuming) any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

The undersigned agrees that the attorney-in-fact may rely entirely on information furnished orally or in writing by or at the direction of the undersigned to the attorney-in-fact. The undersigned also agrees to indemnify and hold harmless Hi-Crush Partners LP and the attorney-in-fact against any losses, claims, damages or liabilities (or actions in these respects) that arise out of or are based upon any untrue statements or omissions of necessary facts in the information provided by or at the direction of the undersigned, or upon the lack of timeliness in the delivery of information by or at the direction of the undersigned, to the attorney-in fact for purposes of executing, acknowledging, delivering or filing a Form ID, Form 3, Form 4, Form 5, Form 144,
Schedule 13D or Schedule 13G (including amendments thereto) and agrees to reimburse Hi-Crush Partners LP and the attorney-in-fact on demand for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form ID, Form 3, Form 4, Form 5, Form
144, Schedule 13D and Schedule 13G (including amendments thereto) with respect to the undersigned's holdings of and transactions in securities issued by
Hi-Crush Partners LP, unless earlier revoked by the undersigned in a signed writing delivered to the attorney-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

/s/ Jeffries V. Alston, III
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Signature
 Jeffries V. Alston, III
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Type or Print Name
 June 26, 2012
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Date